(h)(19)(i)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – DIRECTORS & OFFICERS LIABILITY

(September 12, 2013)

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND ING BALANCED PORTFOLIO, INC.
ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST
ING Growth Opportunities Fund
ING Large Cap Value Fund
ING Mid Cap Value Fund
ING MidCap Opportunities Fund
ING Real Estate Fund
ING SmallCap Opportunities Fund

ING FUNDS TRUST
ING Floating Rate Fund
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING Short Term Bond Fund
ING Strategic Income Fund ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERMEDIATE BOND PORTFOLIO

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING American Funds Asset Allocation Portfolio

ING American Funds Global Growth and Income Portfolio

ING American Funds International Growth and Income Portfolio

ING American Funds International Portfolio

ING American Funds World Allocation Portfolio

ING BlackRock Health Sciences Opportunities Portfolio[1]
ING BlackRock Inflation Protected Bond Portfolio
ING BlackRock Large Cap Growth Portfolio[1]
ING Bond Portfolio
ING Clarion Global Real Estate Portfolio
ING Clarion Real Estate Portfolio
ING DFA World Equity Portfolio
ING FMRSM Diversified Mid Cap Portfolio[1]
ING Franklin Income Portfolio
ING Franklin Mutual Shares Portfolio[1]
ING Franklin Templeton Founding Strategy Portfolio
ING Global Perspectives Portfolio ING Global Resources Portfolio[1]
ING Invesco Growth and Income Portfolio
ING JPMorgan Emerging Markets Equity Portfolio[1]
ING JPMorgan Small Cap Core Equity Portfolio[1]
ING Large Cap Growth Portfolio
ING Large Cap Value Portfolio
ING Limited Maturity Bond Portfolio[1]
ING Liquid Assets Portfolio[1]
ING Marsico Growth Portfolio[1]
ING MFS Total Return Portfolio[1]
ING MFS Utilities Portfolio
ING Morgan Stanley Global Franchise Portfolio[1]
ING Multi-Manager Large Cap Core Portfolio[1]
ING PIMCO High Yield Portfolio[1]
ING PIMCO Total Return Bond Portfolio[1]
ING Retirement Conservative Portfolio
ING Retirement Growth Portfolio

(h)(19)(i)

ING Retirement Moderate Growth Portfolio
ING Retirement Moderate Portfolio
ING T. Rowe Price Capital Appreciation Portfolio[1]
ING T. Rowe Price Equity Income Portfolio[1]
ING T. Rowe Price International Stock Portfolio
ING Templeton Global Growth Portfolio[1]
ING U.S. Stock Index Portfolio[1]

ING MONEY MARKET PORTFOLIO ING MUTUAL FUNDS
ING Diversified Emerging Markets Debt Fund
ING Diversified International Fund
ING Emerging Markets Equity Dividend Fund
ING Emerging Markets Equity Fund
ING Global Bond Fund
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Opportunities Fund
ING Global Perspectives Fund
ING Global Real Estate Fund
ING International Core Fund
ING International Real Estate Fund
ING International Small Cap Fund
ING International Value Equity Fund
ING Multi-Manager International Equity Fund
ING Russia Fund

ING PARTNERS, INC.
ING American Century Small-Mid Cap Value Portfolio
ING Baron Growth Portfolio
ING Columbia Contrarian Core Portfolio
ING Columbia Small Cap Value II Portfolio
ING Fidelity® VIP Contrafund® Portfolio ING Fidelity® VIP Equity-Income Portfolio ING Fidelity® VIP Mid Cap Portfolio ING Global Bond Portfolio
ING Index Solution 2015 Portfolio
ING Index Solution 2020 Portfolio
ING Index Solution 2025 Portfolio
ING Index Solution 2030 Portfolio
ING Index Solution 2035 Portfolio
ING Index Solution 2040 Portfolio
ING Index Solution 2045 Portfolio
ING Index Solution 2050 Portfolio
ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio
ING Invesco Comstock Portfolio
ING Invesco Equity and Income Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING Oppenheimer Global Portfolio
ING PIMCO Total Return Portfolio
ING Pioneer High Yield Portfolio
ING Solution 2015 Portfolio
ING Solution 2020 Portfolio
ING Solution 2025 Portfolio
ING Solution 2030 Portfolio
ING Solution 2035 Portfolio
ING Solution 2040 Portfolio
ING Solution 2045 Portfolio
ING Solution 2050 Portfolio
ING Solution 2055 Portfolio
ING Solution Aggressive Portfolio
ING Solution Balanced Portfolio
ING Solution Conservative Portfolio
ING Solution Income Portfolio
ING Solution Moderately Aggressive Portfolio
ING Solution Moderately Conservative Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING Templeton Foreign Equity Portfolio

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST
ING Emerging Markets Corporate Debt Fund
ING Emerging Markets Hard Currency Debt Fund
ING Emerging Markets Local Currency Debt Fund
ING Investment Grade Credit Fund
ING Retirement Solution 2020 Fund
ING Retirement Solution 2025 Fund
ING Retirement Solution 2030 Fund
ING Retirement Solution 2035 Fund
ING Retirement Solution 2040 Fund
ING Retirement Solution 2045 Fund

(h)(19)(i)

ING Retirement Solution 2050 Fund
ING Retirement Solution 2055 Fund
ING Retirement Solution Income Fund
ING SERIES FUND, INC

ING Capital Allocation Fund

ING Core Equity Research Fund

ING Corporate Leaders 100 Fund

ING Global Target Payment Fund

ING Large Cap Growth Fund

ING Money Market Fund

ING Small Company Fund

ING SMID Cap Equity Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING Strategic Allocation Conservative Portfolio

ING Strategic Allocation Growth Portfolio

ING Strategic Allocation Moderate Portfolio

ING VARIABLE FUNDS

ING Growth and Income Portfolio

ING VARIABLE INSURANCE TRUST

ING GET U.S. Core Portfolio – Series 13
ING GET U.S. Core Portfolio – Series 14

ING VARIABLE PORTFOLIOS, INC.
ING Australia Index Portfolio
ING Emerging Markets Index Portfolio
ING Euro STOXX 50® Index Portfolio
ING FTSE 100 Index® Portfolio
ING Global Value Advantage Portfolio
ING Hang Seng Index Portfolio
ING Index Plus LargeCap Portfolio
ING Index Plus MidCap Portfolio
ING Index Plus SmallCap Portfolio
ING International Index Portfolio
ING Japan TOPIX Index® Portfolio
ING Russell™ Large Cap Growth Index Portfolio
ING RussellTM Large Cap Index Portfolio
ING Russell™ Large Cap Value Index Portfolio
ING Russell™ Mid Cap Growth Index Portfolio
ING RussellTM Mid Cap Index Portfolio
ING RussellTM Small Cap Index Portfolio
ING Small Company Portfolio